          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 2001
                                                      REGISTRATION NO. 333-32926
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  -----------

                              QUALCOMM INCORPORATED
             (Exact name of Registrant as specified in its charter)

                                  -----------

                  DELAWARE                                95-3685934
        (State or other jurisdiction                   (I.R.S. Employer
     of incorporation or organization)               Identification Number)

                              5775 MOREHOUSE DRIVE
                            SAN DIEGO, CA 92121-1714
                                 (858) 587-1121
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                  -----------

                                IRWIN MARK JACOBS
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                              QUALCOMM INCORPORATED
                              5775 MOREHOUSE DRIVE
                            SAN DIEGO, CA 92121-1714
                                 (858) 587-1121

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  -----------

                                   Copies to:
                             FREDERICK T. MUTO, ESQ.
                              THOMAS A. COLL, ESQ.
                               COOLEY GODWARD LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                               SAN DIEGO, CA 92121
                                 (858) 550-6000

                                  -----------

     This Post-Effective Amendment No. 1 is being filed to deregister 2,645,015 shares of Common Stock (the "Shares") of QUALCOMM Incorporated (the "Registrant") covered by the Form S-3 Registration Statement No. 333-32926 (the "Registration Statement"). The Shares, which were registered for resale by the selling stockholders of the Registrant identified in the Registration Statement, have not been sold as of the date of this Post-Effective Amendment No. 1 and are no longer being registered for resale under the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on March 22, 2001.

                                        QUALCOMM INCORPORATED

                                        By:  /s/ Anthony S. Thornley
                                           -------------------------------------
                                             Anthony S. Thornley,
                                             Executive Vice President
                                             and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                               TITLE                                        DATE
         *                              Chief Executive Officer                           March 22, 2001
--------------------------------        and Chairman of the Board
Irwin Mark Jacobs                       (PRINCIPAL EXECUTIVE OFFICER)


/s/ Anthony S. Thornley                 Executive Vice President                          March 22, 2001
--------------------------------        and Chief Financial Officer
Anthony S. Thornley                     (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)


         *                              Director                                          March 22, 2001
--------------------------------
Richard C. Atkinson


                                        Director                                          March __, 2001
--------------------------------
Adelia A. Coffman


         *                              Director                                          March 22, 2001
--------------------------------
Diana Lady Dougan


         *                              Director                                          March 22, 2001
--------------------------------
Neil Kadisha


         *                              Director                                          March 22, 2001
--------------------------------
Robert E. Kahn


         *                              Director                                          March 22, 2001
--------------------------------
Jerome S. Katzin


         *                              Director                                          March 22, 2001
--------------------------------
Duane A. Nelles


                                        Director                                          March __, 2001
--------------------------------
Peter M. Sacerdote




         *                              Director                                          March 22, 2001
--------------------------------
Frank Savage


         *                              Director                                          March 22, 2001
--------------------------------
Brent Scowcroft


         *                              Director                                          March 22, 2001
--------------------------------
Marc I. Stern


                                        Director                                          March __, 2001
--------------------------------
Richard Sulpizio


* BY:  /s/ Anthony S. Thornley          Attorney-in-Fact                                  March 22, 2001
  ------------------------------
        Anthony S. Thornley
